Partners' Capital	6 Months Ended
Jun. 30, 2020
Partners' Capital [Abstract]
Partners' Capital

NOTE 12: PARTNERS’ CAPITAL

Navios Containers

Common units represent limited partnership interests in the Company. The holders of common units are entitled to participate pro rata in distributions from the Company and to exercise the rights or privileges that are available to common unit holders under the Company’s partnership agreement. The common unit holders have limited voting rights. The vote of the holders of at least 75% of all outstanding common units is required to remove the general partner.

In March 2019, the Board of Directors authorized a unit repurchase program for up to $10,000 of the Company’s common units over a one-year period. The repurchase program has expired under its terms. Common unit repurchases could have been made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of repurchases under the program would have been determined by Company’s management based upon market conditions and other factors. Repurchases would have been made pursuant to a program adopted under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended. The program did not require any minimum repurchase or any specific number of units of common equity and could have been suspended or reinstated at any time in the Company’s discretion and without notice. As of its expiration, no common units were purchased under this program. The Board of Directors may consider another Common Unit repurchase program or Common Unit repurchases, in its discretion, depending upon the Company’s cash position, the market price of the Common Units and other relevant factors.